                                                                    EXHIBIT 99.4

            SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT
             -----------------------------------------------------


     THIS SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of July 30, 1998, by and between Bentley
 ---------
International, Inc., a Missouri corporation (the "Company"), and Interiors,
                                                  -------
Inc., a Delaware corporation ("Investor").
                               --------

                                    RECITALS
                                    --------

     A. WHEREAS, the Company and Investor have entered into that certain Stock Purchase Agreement dated as of July 7, 1998 (the "Stock Purchase Agreement").
                                                  ------------------------

     B. WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, Investor desires to purchase, and the Company desires to sell, the securities described herein on the terms and conditions described herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   DEFINITIONS.  Unless the context otherwise requires, the terms defined
          -----------
in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "Agreement" means this Securities Purchase and Registration Rights
      ---------
Agreement.

     "Common Stock" means the common stock, $.18 par value, of the Company.
      ------------

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Investor" has the meaning assigned to it in the introductory paragraph of
      --------
this Agreement.

     "Investor Common Stock" means the Class A Common Stock, par value $.001 per
      ---------------------
share, of Investor.

     "Lien" means any mortgage, pledge, security interest, encumbrance,
      ----
community property interest, trust, option, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

     "Person" includes any natural person, corporation, trust, association,
      ------
company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means (1) the Shares, (2) the Warrant Shares, and
      ----------------------
(3) any securities issued or issuable with respect to the Common Stock referred to in clauses (1) or (2) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Shares" means the shares of Common Stock which have been issued to
      ------
Investor by the Company pursuant to this Agreement.

     "Warrant" means the warrant to purchase Common Stock which has been issued
      -------
to Investor by the Company pursuant to this Agreement, and any warrant issued upon transfer or substitution thereof.

     "Warrant Certificate" means the certificate dated of even date herewith,
      -------------------
held by Investor and evidencing the right to purchase up to 300,000 shares of Common Stock.

     "Warrant Shares" means the Common Stock issued or issuable upon exercise of
      --------------
the Warrant.

     2.   PURCHASE AND SALE OF SHARES.
          ---------------------------

          (a) Authorization of Shares.  The Company has authorized the issuance
              -----------------------
and sale of ONE HUNDRED FIFTY THOUSAND (150,000) shares of Common Stock of the Company.

          (b) Sale and Purchase of Shares.  Concurrently herewith, the Company
              ---------------------------
hereby sells to Investor and Investor hereby purchases from the Company ONE HUNDRED FIFTY THOUSAND (150,000) shares of Common Stock of the Company for an aggregate purchase price of SEVEN HUNDRED FIFTY THOUSAND (750,000) shares of Investor Common Stock. Investor hereby acknowledges receipt of the Shares, and the Company hereby acknowledges receipt of the purchase price therefor.

     3.   PURCHASE AND SALE OF WARRANT.
          ----------------------------

          (a) Authorization of Warrant.  The Company has authorized the issuance
              ------------------------
and sale of the Warrant to purchase THREE HUNDRED THOUSAND (300,000) shares of Common Stock of the Company, having the terms set forth herein and in the Warrant attached hereto as Exhibit A.

          (b) Sale and Purchase of Warrant.  Concurrently herewith, the Company
              ----------------------------
hereby sells to Investor and Investor hereby purchases from the Company the Warrant for a purchase price of SEVEN HUNDRED FIFTY THOUSAND (750,000) shares of Investor Common Stock. Investor hereby acknowledges receipt of the Warrant, and the Company hereby acknowledges receipt of the purchase price therefor.

     4.   COMPANY REPRESENTATIONS AND WARRANTIES.  In connection with the
          --------------------------------------
purchase of the Shares and the Warrant hereunder, the Company represents and warrants to Investor the following:

          (a) Organization, Power and Authority of the Company.  The Company has
              ------------------------------------------------
been duly organized and is existing as a corporation in good standing under the laws of the State of Missouri with full power and authority (corporate and other) to own and lease its properties and to conduct its business as currently conducted.

          (b) Authorization.  The Company has the corporate power and authority
              -------------
to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action by the Company. This Agreement, upon its execution and delivery by the Company (assuming the due authorization, execution and delivery hereof by the other parties hereto), will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c). No Conflict or Violation.  Subject to compliance with the
               ------------------------
applicable requirements of the Securities Act and any applicable state securities laws, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any Person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or affected or to which any of the property or assets of the Company is bound or affected, (b) result in the violation of the provisions of the Articles of Incorporation or Bylaws of the Company or any legal requirement applicable to or binding upon the Company, (c) result in the creation or imposition of any Lien upon any property or asset of the Company or (d) otherwise adversely affect the contractual or other legal rights or privileges of the Company.

          (d) Capitalization.  The authorized capital stock of the Company
              --------------
consists of 10,000,000 shares of the Company's Common Stock, of which 2,813,285 were issued and outstanding on June 1, 1998. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. The Shares, the Warrant and the Warrant Shares to be issued pursuant to this Agreement, when issued in accordance with this Agreement and the Warrant, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. The Shares, the Warrant and the Warrant Shares to be issued pursuant to this Agreement, when issued in accordance with this Agreement and the Warrant will be duly authorized, validly issued, fully paid, nonassessable and free of all Liens (other than those created by Investor in connection with the Stock Purchase Agreement and the other agreements referred to therein) and preemptive rights.

          (e) Consents and Approvals.  No consent, approval, authorization,
              ----------------------
license, permit or other action by, or filing with, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for such consents, approvals, authorizations, licenses, permits, actions or filings as have been obtained, taken or filed at or prior to the date hereof.

          (f) Reports and Financial Statements.  The Company has previously
              --------------------------------
furnished to Investor complete and accurate copies, as amended or supplemented, of its (i) Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1998, (ii) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, each as filed with the Commission, and (iii) all other reports filed by the Company under Section 13 of the Exchange Act with the Commission since March 31, 1998 (such reports are collectively referred to herein as the "Company
                                                                         -------
Reports").  The Company Reports include all of the documents required to be
-------
filed by the Company under the Exchange Act with the Commission since December 31, 1997. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-QSB under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

          (g) Brokers' Fees. No broker, finder or similar agent has been
              -------------
employed by or on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and the Company has not entered into any agreement or understanding of any kind with any person or entity for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

          (h) Disclosure.  To the knowledge of the Company, no representation or
              ----------
warranty of the Company in this Agreement and no information contained in any other writing delivered by the Company to Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading. To the knowledge of the Company, there is no fact that the Company has not disclosed to Investor in writing that has had or, insofar as the Company can now foresee, may have a material adverse effect on the ability of the Company to fully perform this Agreement.

          (i) Securities Laws.  The offer, issue and sale of the Shares, the
              ---------------
Warrant and the Warrant Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     5.   RESTRICTIONS ON TRANSFER OF SHARES UNDER SECURITIES LAWS.
          --------------------------------------------------------

          (a) The Investor understands and agrees that the Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act and that, accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Investor acknowledges that it must bear the economic risk of its investment in such securities for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

          (b) The Investor hereby represents and warrants that it is acquiring the Shares, the Warrant and the Warrant Shares for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          (c) The Investor hereby agrees with the Company as follows:

                 (i) The certificates evidencing the Shares, the Warrant and the Warrant Shares, and each instrument or certificate issued in transfer thereof, will bear substantially the following legends:

               "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

               "The securities evidenced by this certificate are subject to, and transferable only in accordance with, the provisions of a Securities Purchase and Registration Rights Agreement between Bentley International, Inc. (the "Company") and Interiors, Inc. ("Interiors"). A copy of this agreement is on file in the office of the Secretary of the Company."

               "The securities evidenced by this certificate are subject to the provisions of a Pledge Agreement between the Company and Interiors. A copy of this agreement is on file in the office of the Secretary of the Company."

               "The securities evidenced by this certificate are subject to the terms of the Bentley International, Inc. Voting Trust Agreement No. 1. A copy of this agreement is on file in the office of the Secretary of the Company."

                 (ii) The certificates representing the Shares, the Warrant and the Warrant Shares and each instrument or certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                 (iii) Absent an effective registration statement under the Securities Act, covering the disposition of the Shares, the Warrant and the Warrant Shares, the Investor will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Shares, the Warrant and the Warrant Shares without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws.

                 (iv) The Investor consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Shares, the Warrant and the Warrant Shares in order to implement the restrictions on transfer set forth in this subsection (c).

          (d) The Investor hereby agrees with the Company that, without the prior written consent of the Company, it will not sell or transfer any of the Shares or the Warrant Shares to any Person who, immediately after such sale or transfer, will own more than 4.9% of the issued and outstanding Common Stock.

     6.   REQUIRED REGISTRATION.  Commencing on the date hereof, if and whenever
          ---------------------
the Company shall prepare a registration statement under the Securities Act on Form S-3 covering shares of Common Stock, the Company agrees to give promptly written notice to Investor that such registration is to be effected. The Company agrees to include in such registration statement such shares of Registrable Securities for which it has received a written request to register such shares by Investor within thirty (30) days after the receipt of written notice from the Company.

     7.   REPORTING REQUIREMENTS UNDER THE EXCHANGE ACT.  The Company shall
          ---------------------------------------------
timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 7 are (a) to enable the Investor to comply with the current public information requirement contained in paragraph (c) of Rule 144 should Investor ever wish to dispose of any of the Shares or the Warrant Shares without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (b) to qualify the Company for the use of registration statements on Form S-3.

     8.   FORMS.  All references in this Agreement to particular forms of
          -----
registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     9.   GENERAL PROVISIONS.
          ------------------

          (a) Notices.  All notices and other communications which are required
              -------
or permitted to be given pursuant to the terms of this Agreement must be delivered in accordance with the provisions of Section 11.01 of the Stock Purchase Agreement.

          (b) Choice of Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws (and not the law of conflicts of law) of the State of Missouri.

          (c) Severability.  The parties hereto agree that the terms and
              ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason by adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which, in its economic effect, shall be as close as possible to the unenforceable or invalid term or provision.

          (d) Parties in Interest.  All the terms and provisions of this
              -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) Modification, Amendment and Waiver.  This Agreement may be amended
              ----------------------------------
only in writing with the written consent of Investor and the Company. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 9. Specifically, but without limiting the generality of the foregoing, the failure of Investor at any time or times to require performance of any provision hereof by the Company shall in no manner affect its right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          (g) Further Assurances.  The parties agree to execute such further
              ------------------
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement, and the Company specifically agrees to cooperate affirmatively with Investor, if any, to the extent reasonably requested by Investor, to enforce the rights of Investor and its assignees hereunder.

          (h) Headings.  The headings of the Sections and paragraphs of this
              --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          (i) Gender and Number.  As used in this Agreement, the masculine,
              -----------------
feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. Additionally, unless the context requires otherwise, "or" is not exclusive.

          (j) Jurisdiction and Venue. Each party hereto irrevocably submits to
              ----------------------
the jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                     [SIGNATURE PAGE OF SECURITIES PURCHASE
                       AND REGISTRATION RIGHTS AGREEMENT]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the day and year first above written.


                       COMPANY:
                       -------

                       BENTLEY INTERNATIONAL, INC.,
                       a Missouri corporation



                       By:_____________________________
                            Name: Lloyd R. Abrams
                            Title:  President

                       Address: Bentley International, Inc.
                                9719 Conway Road
                                St. Louis, Missouri  63124


                       INVESTOR:
                       --------

                       INTERIORS, INC.,
                       a Delaware corporation



                       By:______________________________
                            Name:
                            Title:

                       Address:  Interiors, Inc.
                                 320 Washington Street
                                 Mt. Vernon, New York  10553-1017

                                                                       Exhibit A
                                                                       ---------


                                    WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          BENTLEY INTERNATIONAL, INC.


THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE WARRANT EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF ARE SUBJECT TO, AND TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND INVESTOR, ARE SUBJECT TO THE PROVISIONS OF A PLEDGE AGREEMENT BETWEEN THE COMPANY AND INVESTOR, AND ARE SUBJECT TO THE TERMS OF THE BENTLEY INTERNATIONAL, INC. VOTING TRUST AGREEMENT NO. 1, ALL DATED AS OF THE SAME DATE AS THIS WARRANT. COPIES OF THE AFOREMENTIONED AGREEMENTS ARE ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.


No. W -- 1                  Warrant to Purchase Three Hundred Thousand (300,000)
________ ___, 1998                        Shares of Common Stock, $.18 Par Value



                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                          BENTLEY INTERNATIONAL, INC.,
                             a Missouri corporation


This certifies that, for value received, Interiors, Inc., a Delaware corporation ("Investor"), or registered assigns (Investor or any such assign being referred
  --------
to herein as "Holder") is entitled, subject to the terms set forth below, to
              ------
purchase from Bentley International, Inc., a Missouri corporation (the

"Company"), three hundred thousand (300,000) shares of Common Stock, $.18 par
 -------
value, of the Company (such class of stock being referred to herein as "Common
                                                                        ------
Stock"), as constituted on the date hereof (the "Issue Date"), upon surrender of
-----                                            ----------
this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in Section 1 hereof, at the price of $10.00 per share (the "Purchase Price"). The shares of Common Stock issued or
                       --------------
issuable upon exercise of this Warrant are sometimes referred to as the "Warrant
                                                                         -------
Shares."  The term "Warrant" as used herein shall include this Warrant and any
------              -------
warrants delivered in substitution or exchange therefor as provided herein.
This Warrant is issued pursuant to the terms of, and is the Warrant referenced in, that certain Securities Purchase Agreement dated of even date herewith by and between the Company and Investor.

1. Exercise and Payment of Purchase Price.  This Warrant may be exercised at any
   --------------------------------------
time or from time to time, on any business day, on or after the date hereof through the earlier to occur of (i) ten (10) years from the date hereof or (ii) sixty (60) days after the last reported sale price per share of Common Stock, as reported on the OTC Bulletin Board or any stock exchange upon which the Common Stock is subsequently listed, exceeds $15.00 per share (as such target price may be adjusted for the effect of any stock split, stock dividend, recapitalization or similar event effected by the Company after the date hereof), for all or part of the full number of shares of Common Stock during the period of time called for hereby, by surrendering it at the principal office of the Company, 9719 Conway Road, St. Louis, Missouri 63124, with the subscription form duly executed, together with payment for the Warrant Shares payable in cash or cash equivalents. No other form of consideration shall be acceptable for the exercise of this Warrant. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.
As soon as practicable on or after such date, and in any event within 10 days thereof, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. Upon any partial exercise, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not purchased as a result of the partial exercise. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional share to which Holder would be entitled upon exercise, the Company shall pay cash equal to the product of such fraction multiplied by the Purchase Price.

2. Payment of Taxes.  All shares of Common Stock issued upon the exercise of
   ----------------
this Warrant shall be duly authorized, validly issued and outstanding, fully paid and non-assessable. Holder shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof and any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of this Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

3. Transfer and Exchange.  This Warrant and all rights hereunder are
   ---------------------
transferable, in whole or in part in accordance with the terms hereof. If a transfer is effected, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

4. Certain Adjustments.
   -------------------

                       4.1     Adjustment for Reorganization, Consolidation,
                               ---------------------------------------------
Merger.  In case of any reorganization of the Company (or any other corporation,
------
the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation (other than the merger of a wholly owned subsidiary into the Company), then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, or merger, shall be entitled to receive, in lieu of the stock receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

                       4.2    Adjustments for Dividends in Common Stock.  If the
                              -----------------------------------------
Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends.

                       4.3    Stock Split and Reverse Stock Split.  If the
                              -----------------------------------
Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this
Section 4.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

                       4.4    Accountants' Certificate as to Adjustment.  In
                              -----------------------------------------
each case of an adjustment in the shares of Common Stock receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

5.  Loss or Mutilation.  Upon receipt by the Company of evidence satisfactory to
    ------------------
it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

6.  Reservation of Common Stock.  The Company shall at all times reserve and
    ---------------------------
keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

7. Notices of Record Date.  In the event of (i) any taking by the Company of a
   ----------------------
record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation (other than a merger of a wholly owned subsidiary into the Company), or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least twenty (20) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose -of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

8. Investment Representation and Restriction on Transfer.
   -----------------------------------------------------

                       8.1  Securities Law Requirements.
                            ---------------------------

(a) By its acceptance of this Warrant, Holder hereby represents and warrants to the Company that this Warrant and the Warrant Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participations in or otherwise distributing the same. By acceptance of this Warrant, Holder further represents and warrants that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person, with respect to this Warrant or the Warrant Shares.

(b) By its acceptance of this Warrant, Holder understands that this Warrant is not, and the Warrant Shares will not be, registered under the Securities Act of 1933, as amended (the "Act"), on the basis that the issuance of this Warrant and
                       ---
the Warrant Shares are exempt from registration under the Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Holder's representations and warranties set forth herein.

(c) By its acceptance of this Warrant, Holder understands that this Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Act, or an exemption therefrom, and that in the absence of an effective registration statement covering this Warrant and the Warrant Shares or an available exemption from registration under the Act, this Warrant and the Warrant Shares must be held indefinitely. In particular, Holder is aware that this Warrant and the Warrant Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of Rule 144 are satisfied. Among the conditions for use of Rule 144 are the availability of current information about the Company to the public, prescribed holding periods which will commence only upon Holder's payment for the securities being sold, manner of sale restrictions, volume limitations and certain other restrictions. By its acceptance of this Warrant, Holder represents and warrants that, in the absence of an effective registration statement covering this Warrant or the Warrant Shares, it will sell, transfer or otherwise dispose of this Warrant and the Warrant Shares only in a manner consistent with its representations and warranties set forth herein and then only in accordance with the provisions of
Section 8.1(d).

(d) By its acceptance of this Warrant, Holder agrees that in no event will it transfer or dispose of the Warrant or the Warrant Shares other than pursuant to an effective registration statement under the Act, unless and until (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Holder or transferee, it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that (A) such transfer may be made without registration under the Act and (B) such transfer or disposition will not cause the termination or the non-applicability of any exemption to the registration and prospectus delivery requirements of the Act or to the qualification or registration requirements of the securities laws of any other jurisdiction on which the Company relied in issuing this Warrant or the Warrant Shares.

8.2 Legends; Stop Transfer.
    ----------------------

                       (a) All certificates evidencing the Warrant Shares shall bear legends in substantially the following forms:

"The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not with a view to distribution and may not be offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act."

"The securities represented by this certificate are subject to, and transferable only in accordance with, the provisions of a Securities Purchase Agreement between issuer and Interiors, Inc."

"The securities represented by this certificate are also subject to the provisions of a Pledge Agreement between issuer and Interiors, Inc."

"The securities represented by this certificate are subject to the terms of The Bentley International, Inc. Voting Trust Agreement No. 1."

"Copies of the aforementioned agreements are on file in the Office of the Secretary of the issuer."

          (b) The certificates evidencing the Warrant Shares shall also bear any legend required by any applicable state securities law.

          (c) In addition, the Company shall make, or cause its transfer agent to make, a notation regarding the transfer restrictions of this Warrant and the Warrant Shares in its stock books, and this Warrant and the Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the same or pursuant to and in compliance with the provisions of Section 8.1(d).

9.  Notices.  All notices and other communications from the Company to the
    -------
Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder.

10.  Change; Waiver.  Neither this Warrant nor any term hereof may be changed,
     --------------
waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.  Headings.  The headings in this Warrant are for purposes of convenience in
     --------
reference only, and shall not be deemed to constitute a part hereof.

12. Governing Law.  This Warrant shall be construed and enforced in accordance
    -------------
with and governed by the internal laws, and not the law of conflicts, of the State of Missouri.

13.  Jurisdiction and Venue. Each party hereto irrevocably submits to the
     ----------------------
jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                          [SIGNATURE PAGE TO WARRANT]


                                       BENTLEY INTERNATIONAL, INC.,
                                       A MISSOURI CORPORATION



                                     By:_________________________________
                                            Lloyd R. Abrams, President

                               SUBSCRIPTION FORM
                               -----------------
                 (To be executed only upon exercise of Warrant)


          The undersigned, registered owner of this Warrant, irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock, $.18 par value, of BENTLEY INTERNATIONAL, INC., a Missouri corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

DATED:______________

                                            -----------------------------------
                                            (Signature of Registered Owner)

                                            -----------------------------------
                                            (Street Address)

                                            -----------------------------------
                                            (City)        (State)    (Zip)